UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 800, St. Petersburg, FL 33701

(Address of principal executive offices, including Zip Code)

(847) 773-1665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

Effective at 5:01 p.m. ET on December 9, 2022, FG Financial Group, Inc. (the “Company”) completed its reincorporation from a Delaware corporation to a Nevada corporation (the “Reincorporation”). As of December 9, 2022, the rights of the Company’s stockholders began to be governed by the Nevada corporation laws, the Nevada Articles of Incorporation and the Nevada Bylaws.

Copies of the Delaware Certificate of Merger and the Nevada Articles of Merger as filed with the Delaware Secretary of State and the Nevada Secretary of State, as applicable, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference. A copy of the Company’s Articles of Incorporation as filed with the Nevada Secretary of State is attached hereto as Exhibit 3.3, and the Company’s newly adopted Bylaws as a Nevada corporation are attached hereto as Exhibit 3.4, and both such exhibits are incorporated herein by reference.

The Reincorporation was approved by the Company’s stockholders at the Company’s annual meeting held on December 6, 2022 (the “Special Meeting”). A description of the changes in the rights of stockholders as a result of the change in the state of incorporation and the adoption of the Company’s Articles of Incorporation and Bylaws can be found in the section of Company’s definitive proxy statement for the Special Meeting captioned “PROPOSAL NO. 1 – ADOPTION AND APPROVAL OF THE PLAN OF MERGER PURSUANT TO WHICH THE COMPANY WILL BE REINCORPORATED FROM DELAWARE TO NEVADA” filed with the Securities and Exchange Commission on October 31, 2022, which description is incorporated herein by reference.

Other than the change in the state of incorporation, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s employees, including the Company’s management.

The Reincorporation did not alter any stockholder’s percentage ownership interest or number of shares owned in the Company and the Company’s common stock continues to be quoted on the Nasdaq Global Market under the same symbol “FGF” and the 8.00% Cumulative Preferred Stock, Series A of the Company continues to be quoted on the Nasdaq Global Market under the same symbol, “FGFPP”. The stockholders need not exchange existing stock certificates for stock certificates of the Nevada corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

The information included in Item 3.03 to this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Merger, as filed with the Secretary of State of the State of Delaware on December 7, 2022
3.2	Articles of Merger, as filed with the Secretary of State of the State of Nevada on December 7, 2022
3.3	Articles of Incorporation, as filed with the Secretary of State of the State of Nevada
3.4	Nevada Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: December 9, 2022	By:	/s/ Hassan R. Baqar
	Name:	Hassan R. Baqar
	Title:	Chief Financial Officer